Exhibit 10.1

First Amendment to

Registration Rights Agreement

                                This First Amendment to Registration Rights Agreement (this “Amendment”) is made this 24th day of January, 2008, by and among SatCon Technology Corporation, a Delaware corporation (the “Company”), and RockPort Capital Partners II, L.P. and NGP Energy Technology Partners, L.P. (collectively, the “Investors”).

                                WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of November 8, 2007 (the “Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement;

                                WHEREAS, pursuant to Section 8.6 of the Agreement, the Agreement may be amended by the Company and the Designated Holders holding at least 66.7% of the then-outstanding Registrable Securities;

                                WHEREAS, the Investors represent Designated Holders holding 100% of the currently outstanding Registrable Securities; and

                                WHEREAS, the parties hereto desire to enter into this Amendment to amend the Agreement to extend the period during which the Company must file the Shelf Registration Statement.

                                NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

                                1.             The first sentence of Section 3.1 of the Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

                                “To the greatest extent legally permissible, not later than the earlier to occur of (i) five(5) Business Days after the Company files its Annual Report on Form 10-K for the year ended December 31, 2007 or (ii) April 7, 2008 (such earlier date, the “Required Filing Date”), the Company shall file with the SEC a shelf registration statement pursuant to Rule 415 of the Securities Act (the “Shelf Registration Statement”) on Form S-3 (or any successor form thereto), or if Form S-3 may not be used by the Company, on Form S-1 or SB-2 (or any successor forms thereto), as selected by the Company, with respect to the resale, from time to time, covering all of the Registrable Securities held by the Designated Holders.”

                                2.             Section 3.2(a) of the Agreement is hereby deleted in its entirety and the following is hereby inserted in its place:

                                “(a)         The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective as soon as practicable after the Required Filing Date (but not later than the Required Effectiveness Date), and shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, subject to the provisions of Sections 5.4 and 5.5 hereof, until the earlier of (i) such time as the Company delivers an opinion of counsel reasonably acceptable to the Designated Holders holding a majority of the then-outstanding Registrable Securities (it being agreed that Greenberg Traurig, LLP shall be satisfactory counsel) that each Designated Holder may sell in the open market in a single transaction all Registrable Securities then held by each such Designated Holder pursuant to Rule 144(k) of the Securities Act (or any similar provision then in force) without being subject to the volume limitations thereof or otherwise under an applicable exemption from the registration requirements of the Securities Act, as amended, and all other applicable securities and blue sky laws, (ii) all Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or (iii) all Registrable Securities have been sold pursuant to Rule 144 (such period being the “Effectiveness Period”).”

                                3.             As amended by this Amendment, the Agreement is in all respects ratified and confirmed, and as so amended by this Amendment, the Agreement shall be read, taken and construed as one in the same instrument.

                                4.             This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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                                IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Registration Rights Agreement the day and year first above written.

SATCON TECHNOLOGY CORPORATION

By:	/s/ David B. Eisenhaure
Name:	David B. Eisenhaure
Title:	President

ROCKPORT CAPITAL PARTNERS II, L.P.

By:	RockPort Capital II, LLC
Its:	General Partner

By:	/s/ Janet B. James
Name:	Janet B. James
Title:	Managing Member

NGP ENERGY TECHNOLOGY PARTNERS, L.P.

By:	NGP ETP, L.L.C.
Its:	General Partner

By:	/s/ Philip J. Deutch
Name:	Philip J. Deutch
Title:	Authorized Member